UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 15, 2019
(Date of earliest event reported)
HERMAN MILLER, INC.
(Exact name of registrant as specified in its charter)

Michigan (State or Other Jurisdiction of incorporation)	001-15141 (Commission File No.)	38-0837640 (IRS Employer Identification no.)

855 East Main Avenue Zeeland, Michigan (Address of Principal Executive Offices)	49464 (Zip Code)
(616) 654-3000
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[__]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[__]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[__]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[__]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [__]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [__]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MLHR	NASDAQ-Global Select Market System

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)    Compensatory Arrangements of Certain Officers

On July 15, 2019, the Board of Directors and Executive Compensation Committee of Herman Miller, Inc. (the “Company”) terminated the Company’s 2013 Executive Incentive Cash Bonus Plan effective June 1, 2019 and adopted a new 2019 Executive Incentive Cash Bonus Plan effective June 2, 2019 (the “2019 Plan”). Since 2013, the Board has utilized an EBITDA performance measurement system to provide the framework for the Company’s incentive compensation plans. The 2019 Plan replaced EBITDA with Adjusted Operating Income as the primary performance measure under the plan.

The following is a brief description of the 2019 Plan, which is qualified in its entirety by reference to the complete text of the 2019 Plan set forth in the attached Exhibit 10.

Eligibility for participation in the 2019 Plan is limited to select employees as determined by the Executive Compensation Committee or a subcommittee thereof (the “Committee”) or by an executive officer pursuant to Section 3 of the 2019 Plan.

The 2019 Plan establishes a means of providing performance-based cash compensation to employees based upon the Company's Adjusted Operating Income, as defined in the 2019 Plan, as well as individual or other performance criteria for a particular participant as established by the Committee.

The actual bonus earned by a participant pursuant to the 2019 Plan may be a multiple (as low as zero or as much as two times) the target bonus established for the participant. All bonuses are required to be paid within 30 days after the Committee certifies the bonus factor for a particular fiscal year and determines whether the participants have met any other performance criteria established for that year.

Item 9.01.    Financial Statements and Exhibits
Exhibits.
10        Herman Miller, Inc. 2019 Executive Incentive Cash Bonus Plan

SIGNATURE
        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	July 19, 2019	HERMAN MILLER, INC.
(Registrant)
		By:	/s/ Kevin J. Veltman Kevin J. Veltman
Vice President of Investor Relations & Treasurer (Duly Authorized Signatory for Registrant)